UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2005
JOHNSON CONTROLS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)
5757 N. Green Bay Avenue, P.O. Box 591
Milwaukee, Wisconsin 53201-0591
(Address of principal executive offices, including zip code)
(414) 524-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 7.01 REGULATION FD DISCLOSURE
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Press Release
Slide Presentation

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On October 24, 2005, Johnson Controls, Inc. issued a press release containing information about the Company’s results of operations for the three months and year ended September 30, 2005. A copy of this press release is incorporated herein by reference as Exhibit 99.1.
ITEM 7.01 REGULATION FD DISCLOSURE
Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release dated October 24, 2005 reporting the results of operations for the three months and year ended September 30, 2005 issued by the registrant on October 24, 2005.
Attached and incorporated herein by reference as Exhibit 99.2 is a copy of the slide presentation for the fourth quarter 2005 analyst conference call issued by the registrant on October 24, 2005.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits:
99.1	Press release issued by the registrant on October 24, 2005.

99.2	Slide presentation for the fourth quarter 2005 conference call issued by the registrant on October 24, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.
BY:	/s/ R. Bruce McDonald
R. Bruce McDonald
Vice President and Chief Financial Officer

Date: October 26, 2005

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EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release issued by the registrant on October 24, 2005.

99.2	Slide presentation for the fourth quarter 2005 conference call issued by the registrant on October 24, 2005.

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